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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13, OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                     NOVEMBER 17, 2000 (NOVEMBER 14, 2000)


                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)


      Kentucky                        0-26032                     61-0902343
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   (State or other           (Commission File Number)           (IRS Employer
    jurisdiction of                                          Identification No.)
    incorporation)


    230 Frederica Street, Owensboro, Kentucky                     42301
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(Address of principal executive office)                         (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------

                                 Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)





                     The Current Report consists of 5 pages.
                     The exhibit index is located on page 4.






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Item 5.  Other Events

On November 14, 2000 Area Bancshares Corporation announced that its Board of Directors declared a 3-for-2 (50%) stock split and increased the quarterly cash dividend by 12.5% to $0.045. The stock split, effected in the form of a stock dividend, is payable on December 10, 2000 to shareholders of record on December 1, 2000 while the cash dividend is payable on January 2, 2001 to shareholders of record on December 20, 2000.

A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                   Exhibit No.                      Description
                   -----------                      -----------
                      99-1             Press release dated November 14, 2000













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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Area Bancshares Corporation

DATE:  November 17, 2000                  By:      /s/ Edward J. Vega
                                               ------------------------------
                                                   Edward J. Vega
                                                   Senior Vice President &
                                                   Chief Financial Officer




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                                INDEX TO EXHIBITS

 Exhibit Number                 Exhibit Description                      Page
 --------------                 -------------------                      ----
      99-1             Press release dated November 14, 2000               5

















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